As of December 31, 2011
The Phoenix Companies, Inc.
Investment Portfolio Supplement
Exhibit 99.2

Important disclosures
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-
looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the potential adverse affect of interest rate fluctuations on our business and results of operations; (iii) the effect of adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iv) the effect of guaranteed benefits within our products; (v)
potential exposure to unidentified or unanticipated risk that could adversely affect our businesses or result in losses; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) the possibility that we not be successful in our efforts to implement a new business plan; (viii) the impact on our results of operations and financial condition of any required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate; (ix) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (x) further downgrades in our debt or financial strength ratings; (xi) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products; (xii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (xiii) our ability to attract and retain key personnel in a competitive environment; (xiv) our dependence on third parties to maintain critical business and administrative functions; (xv) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xvi) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries' ability to pay dividends is subject to regulatory restrictions; (xvii) the potential need to fund deficiencies in our closed block; (xviii) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xix) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically; (xx) legislative or regulatory developments; (xxi) regulatory or legal actions; (xxii) potential future material losses from our discontinued reinsurance business; (xxiii) changes in accounting standards; (xxiv) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; and (xxv) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of December 31, 2011. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our Web site, www.phoenixwm.com in the Investor Relations section. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

Table of contents
Summary     4
Total Invested Assets     5
Historical Portfolio Ratings    6
Bond Portfolio Detail     7 - 8
Eurozone Exposure    9
Alternative Asset Detail   10
Realized Credit Impairment Losses    11
Unrealized Gains/Losses   12
Structured Securities Portfolio   13
Residential Mortgage-Backed Securities (RMBS)  14 - 17
Commercial Mortgage-Backed Securities (CMBS)   18 - 19
Collateralized Debt Obligations (CDO) Holdings      20
Appendix:      21 - 24
Phoenix Life Insurance Company (PLIC) Closed Block
Page(s)

Summary
> General account investment portfolio is well diversified and liquid; managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> Approximately 92% of bond investments are investment grade. Emphasis is on liquidity with 70% of bonds invested in public securities
> Strict limits on individual financial exposures that mitigate loss potential to any one particular entity; as a result, there is limited exposure to the financial institutions that have been in the news
> Net unrealized gains of $538 million versus $266 million at year-end 2010
> Residential mortgage-backed securities (RMBS) exposure is high quality and diversified. Exposure is concentrated in agency and non agency prime-rated securities
> Commercial mortgage exposure is in highly rated commercial mortgage-backed securities with minimal direct loan or real estate holdings
> No credit default swap (CDS) exposure
> Limited Eurozone exposure
As of December 31, 2011

Portfolio comprised
primarily of fixed income securities
Bonds $11,890
77%
Policy Loans $2,379
16%
 Cash & Cash Equivalents $194 1%
 Private Equity                            $241 2%
 Common Stock/Direct Equity     $61         0%
 Mezzanine Funds $190 1%
 Limited Partnerships &
 Other Invested Assets $406 3%
Total Invested Assets: $15.4 Billion
$ in millions
Market value as of December 31, 2011

Portfolio quality improved
Percentages based on GAAP Value
As of December 31, 2011
	As of Dec. 31, 2008	As of Dec. 31, 2009	As of Dec. 31, 2010	As of Dec. 31, 2011
Investment Grade Bonds	91.8%	89.2%	91.3%	91.9%
Below Investment Grade (BIG) Bonds	8.2	10.8	8.7	8.1
Percentage of BIG in NAIC 3	59.0	57.9	49.5	58.8
Percentage of BIG in NAIC 4-6	41.0	42.1	50.5	41.2
Corporate
Investment Grade	89.8	89.6	91.2	92.1
Below Investment Grade	10.2	10.4	8.8	7.9
Structured
Investment Grade	95.9	88.6	91.3	91.5
Below Investment Grade	4.1	11.4	8.7	8.5

RMBS 10%
CMBS 4%
$ in millions
Market value as of December 31, 2011
1 Includes $213.5 million of Home Equity Asset Backed Securities also included in the RMBS exhibits
2 Includes $33.1 million of CMBS CDO’s also included in the CMBS exhibits
Bond portfolio diversified by sector
U.S. Corporates
57%
Foreign Corporates
6%
ABS 8%
 Emerging Markets 4%
Below Investment Grade (BIG) Bonds
by Sector
As of December 31, 2011	Market Value	% of Total
Industrials	$2,786	23.4%
Residential MBS1	2,131	17.9
Foreign Corporates	1,732	14.6
Financials	1,558	13.1
Commercial MBS	1,143	9.6
U.S. Treasuries / Agencies	772	6.5
Utilities	600	5.0
Asset Backed Securities	506	4.3
Municipals	292	2.5
CBO/CDO/CLO2	251	2.1
Emerging Markets	119	1.0
Total	$11,890
Bonds by Rating
NAIC 1
59.0%
NAIC 2
32.9%
NAIC 3 & Lower
(BIG)
8.1%
CDO/CLO 11%

Top 10 debt securities
Issuer	Market Value	% of AFS Debt Securities	Issuer Rating
Bank of America Corp	$53.8	0.5%	Baa1/A-
General Electric	43.0	0.4	Aa2/AA+
Berkshire Hathaway Inc.	42.4	0.4	Aa2/AA+
Wells Fargo	40.7	0.3	A2/A+
Riverside Health System	39.4	0.3	Aa3/AA-
AT&T Corporation	37.7	0.3	A2/A-
Walgreens	36.1	0.3	A2/A
Citigroup	32.6	0.3	A3/A-
Reed Elsevier Inc.	31.6	0.3	Baa1/BBB+
MetLife Inc.	31.1	0.3	A3/A-
$ in millions
As of December 31, 2011

Modest Eurozone exposure
	Sovereign	Financial Institutions	All Other	Total	% of Debt Securities
Spain	-	$11.7	$50.2	$61.9	0.5%
Ireland	-	5.2	43.4	48.6	0.4
Italy	-	-	16.6	16.6	0.1
Portugal	-	-	15.0	15.0	0.1
Greece	-	-	-	-	-
Total	-	$16.9	$125.2	$142.1	1.1%
All Other Eurozone1	-	62.7	156.6	219.3	1.9
Total	-	$79.6	$281.8	$361.4	3.0%
$ in millions
1 Includes Belgium, Finland, France, Germany, Luxembourg and Netherlands
Market value as of December 31, 2011

Alternative asset returns
	12/31/2011 Asset Balance	4Q11 Net Investment Income
Private Equity	$241.3	(3.6)
Mezzanine Funds	189.9	7.2
Infrastructure Funds	35.7	(1.2)
Hedge Fund of Funds	30.0	0.5
Leveraged Lease	20.3	(1.0)
Mortgage & Real Estate Funds	9.0	(1.0)
Direct Equity	25.4	3.4
Other Alternative Assets	25.9	1.2
	$577.5	$5.5
$ in millions
As of December 31, 2011

Lower credit impairments
GAAP Credit Impairments
	4Q10	1Q11	2Q11	3Q11	4Q11	FY 2010	FY 2011
Prime RMBS	$1.6	-	$0.6	$0.8	$2.0	$4.3	$3.4
Alt-A RMBS	2.5	1.0	0.2	0.4	2.2	9.9	3.8
Subprime RMBS	1.5	0.3	1.9	0.9	-	1.6	3.1
CLO/CDO	3.5	-	-	1.2	0.7	16.0	1.9
CMBS	1.7	-	-	2.5	1.1	6.6	3.6
Corporate	-	4.4	0.2	2.6	1.7	6.9	8.9
Other ABS/MBS	-	-	0.1	-	0.9	3.7	1.0
Total Debt	$10.8	$5.7	$3.0	$8.4	$8.6	$49.0	$25.7
Schedule BA	-	-	-	-	-	-	-
Equity	-	-	-	-	-	0.6	-
Total Credit Impairments	$10.8	$5.7	$3.0	$8.4	$8.6	$49.6	$25.7
$ in millions

Portfolio in a gain position
$ in millions
1 Market value of $250.6 million includes $33.1 million of CMBS CDO’s

2 All Other - Corporates, RMBS Agency, Other ABS, Foreign, US Government
	12/31/10 Unrealized	12/31/11 Unrealized	12/31/11 Invested Assets
RMBS Prime	$(21.2)	$(9.1)	$476.7
Subprime/Alt-A	(58.5)	(64.7)	478.4
CDO/CLO1	(47.9)	(43.6)	250.6
CMBS	24.5	33.2	1,143.1
Financial	(25.2)	(22.5)	1,558.4
All Other High Yield	0.9	(5.3)	527.2
All Other2	393.5	650.2	7,455.6
Total	$266.1	$538.2	$11,890.0

High quality
structured securities portfolio
> Structured portfolio is 92.7% investment grade
> RMBS (47.6%) and CMBS (28.4%) dominate the structured portfolio
AAA
64.7%
B or less - 3.0%
BBB - 7.5%
AA - 7.5%
A - 13.0%
BB - 4.3%
$ in millions
Market value as of December 31, 2011, Quality rating breakdown based on NAIC ratings
1 Includes $33.1 million of CMBS CDOs
As of December 31, 2011	Market Value	% of Total
Residential MBS	$1,917.8	47.6%
Commercial MBS	1,143.1	28.4
Other ABS	255.1	6.3
CBO/CDO/CLO1	250.6	6.2
Home Equity	213.5	5.3
Auto Loans	146.0	3.6
Aircraft Equipment Trust	63.7	1.6
Manufactured Housing	41.6	1.0
Total	$4,031.4

High quality, diversified RMBS portfolio
$ in millions
Market value as of December 31, 2011
Rating	Book Value	Market Value	% General Account	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6
Agency	$1,104.0	$1,176.2	7.7%	100.0%	-	-	-	-	-
Prime	485.8	476.7	3.1	81.7	7.9%	9.3%	0.6%	0.3%	0.2%
Alt-A	357.7	319.5	2.1	49.1	34.5	11.0	3.8	1.5	0.1
Subprime	185.4	158.9	1.0	79.7	4.3	7.6	5.6	2.5	0.3
	$2,132.9	$2,131.3	13.9%	86.8%	7.2%	4.3%	1.1%	0.5%	0.1%

PHOENIX

$300
$250
$200
$150
$100
$50
$0
Post-2007
2007
2006
2005
2004 & Prior
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

High quality, seasoned
non-agency prime RMBS holdings
> $476.7 million market value
> 82% NAIC 1 rated
> 82% 2005 and prior origination
> 94% fixed rate vs. 46% for the market
> Phoenix 60+ day delinquent 8.6% vs.
 13.6% for the prime RMBS market
$ in millions
As of December 31, 2011
Source: JPM MBS Research

Well constructed
non-agency prime RMBS portfolio
As of December 31, 2011
Source: JP Morgan MBS Research - September 2011, Bloomberg
Market Phoenix
Weighted average credit enhancement 3.5% 9.9%
Weighted average 60+ day delinquent loan 13.6% 8.6%
Phoenix prime portfolio loss coverage: using 40% loss severity 0.64x 2.88x

PHOENIX

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Post-2007
2007
2006
2005
2004 & Prior
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

Seasoned
non-agency Alt-A RMBS holdings
> $319.5 million market value
> 84% rated investment grade
> 81% 2005 and prior originations
> 100% fixed rate collateral vs. 35% for market
> Phoenix 60+ day delinquent 15.7% vs.
 27.2% for Alt-A market
$ in millions
Market value as of December 31, 2011
Source: JPM MBS Research

$600
$500
$400
$300
$200
$100
$0
Post-2007
2007
2006
2005
2004 & Prior
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

Highly rated, seasoned
CMBS portfolio
> $1.2 billion in market value
> $107 million or 9.1% Government
 guaranteed
> 95.2% rated NAIC 1 and 4.2% rated
 NAIC 3 and below
> 60.1% 2005 and prior origination
> Only 2.8% in CMBS CDO’s
Market value as of December 31, 2011
Percentages based on market value
$ in millions

Well constructed CMBS portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
 market
> Avoided 2006 and 2007 aggressive
 underwriting
	Market1	Phoenix
Weighted average credit enhancement	28%	28%
Weighted average credit enhancement (U.S. Treasury defeasance adjusted)	29%	32%
Interest Only (I/O) loans	69%	37%
Weighted average coupon	5.7%	6.1%
Weighted average loan age	71 months	80 months
60+ Delinquency Rate	8.1%	5.0%
As of December 31, 2011
1Sources: Barclays CMBS Index, Trepp, Bloomberg

Diversified CDO holdings
$ in millions
No affiliated CDO holdings as of December 31, 2011
Percentages based on market value
Collateral	Book Value	Market Value	% General Account	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6
Bank Loans	$242.4	$214.0	1.4%	39.3%	17.9%	21.9%	5.0%	3.1%	12.9%
Inv Grade Debt	4.0	3.5	-	-	100.0	-	-	-	-
CMBS	47.8	33.1	0.2	43.1	14.0	20.0	-	22.9	-
Total	$294.2	$250.6	1.6%	39.2%	18.5%	21.3%	4.3%	5.7%	11.0%

Appendix

PLIC Closed Block investments
primarily fixed income
Bonds $6,353
79%
Policy Loans $1,280
16%
 Cash & Cash Equivalents  $14  0%
 Private Equity  $224  3%
      Common Stock/Direct Equity $25    0%
 Mezzanine Funds $87 1%
 Limited Partnerships and
 Other Invested Assets $40 1%
Invested Assets: $8.0 Billion
$ in millions
Market value as of December 31, 2011

PLIC Closed Block
portfolio high quality
Percentages based on GAAP Value
As of December 31, 2011
	4Q10	1Q11	2Q11	3Q11	4Q11
Investment Grade Bonds	92.9%	93.1%	92.9%	93.3%	92.6%
Below Investment Grade (BIG) Bonds	7.1	6.9	7.1	6.7	7.4
Percentage of BIG in NAIC 3	59.4	59.8	62.1	64.3	62.8
Percentage of BIG in NAIC 4-6	40.6	40.2	37.9	35.7	37.2
Public Bonds	67.0	67.3	66.5	65.6	65.1
Private Bonds	33.0	32.7	33.5	34.4	34.9

PLIC Closed Block
portfolio diversified
U.S. Corporates
63%
Foreign Corporates
7%
ABS - 6%
$ in millions
Market value as of December 31, 2011
1 Includes $35.7 million of Home Equity Asset Backed Securities
2 Includes $20.5 million of CMBS CDO’s
Below Investment Grade (BIG) Bonds
by Sector
Phoenix Closed Block Bond Portfolio
As of December 31, 2011	Market Value	% of Total
Industrials	1,757.0	27.7%
Foreign Corporates	1,032.3	16.3
Financials	918.0	14.4
Residential MBS1	853.4	13.4
Commercial MBS	572.4	9.0
U.S. Treasuries / Agencies	401.9	6.3
Utilities	373.1	5.9
Municipals	150.5	2.4
Asset Backed Securities	124.1	2.0
Emerging Markets	85.6	1.3
CBO/CDO/CLO’s2	84.8	1.3
Total	$6,353.1
Bonds by Rating
NAIC 1
55.9%
NAIC 2
36.7%
NAIC 3 & Lower
7.4%
RMBS - 10%
CLO/CDO - 6%
Emerging Markets -
5%